UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 _____________________
FORM 8-K
 _____________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: December 21, 2018
(Date of earliest event reported)
 _________________________________________
NAUTILUS, INC.
(Exact name of registrant as specified in its charter)

  __________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 SE 6th Way Vancouver, Washington 98683
(Address of principal executive offices and zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

NAUTILUS, INC.
FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement

On December 21, 2018, Nautilus, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its existing Credit Agreement, dated December 5, 2014, with JPMorgan Chase Bank, N.A. (“Chase Bank”), as amended by Consent and Amendment to Loan Documents, dated December 31, 2015, and Second Amendment to Credit Agreement, dated March 1, 2017 (as amended, the “Credit Agreement”). The Credit Agreement provides for a $20,000,000 maximum revolving credit line for working capital, letters of credit and general corporate purposes. Among other changes, the Amendment (i) modified interpretations of certain accounting and financial terms in the Credit Agreement in connection with recent changes to U.S. generally accepted accounting principles related to new lease accounting standards effective January 1, 2019, (ii) added limitations on certain investment and acquisition activities over the term of the Credit Agreement, which was extended to December 31, 2021, and (iii) increased the maximum amount of certain capital expenditures that the Company may make in any fiscal year.

The interest rate applicable to each advance under the Credit Agreement may be based on Chase Bank’s floating prime rate or adjusted LIBOR, plus an applicable margin. The Amendment contains customary covenants, including minimum fixed charge coverage ratio and funded debt to EBITDA ratio, and limitations on capital expenditures.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Please refer to Item 1.01 above.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

10.1	Third Amendment to Loan Documents, dated December 21, 2018, and effective as of December 28, 2018, between JPMorgan Chase Bank, N.A. and Nautilus, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

December 28, 2018	By:	/s/ Sidharth Nayar
Date		Sidharth Nayar
Chief Financial Officer
(Principal Financial and Accounting Officer)